BBH TRUST

SUPPLEMENT DATED NOVEMBER 18, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2022

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.

Effective immediately, the seventh paragraph of the “Investment Advisory and Administrative Services” section on pp. 56-57 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Each Fund pays a fee to the Investment Adviser pursuant to the Agreement which is calculated daily and paid monthly at an annual rate equal to 0.65% for the first $3 billion and 0.60% for amounts over $3 billion of the average daily net assets of the Large Cap Fund, 0.75% for the first $3 billion and 0.70% for amounts over $3 billion of the average daily net assets of Mid Cap Fund, 0.60% for the first $3 billion and 0.55% for amounts over $3 billion of the average daily net assets of the Partner International Equity Fund, 0.85% for the first $3 billion and 0.80% for amounts over $3 billion of the average daily net assets of the Partner Fund – Small Cap Equity, 0.30% for the first $1 billion and 0.25% for amounts over $1 billion of the average daily net assets of the Limited Duration Fund, 0.40% for the Intermediate Municipal Bond Fund and the Income Fund, and 0.25% for the first $1 billion and 0.20% for amounts over $1 billion of the average daily net assets of the Government Money Market Fund. The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business and amounts payable under the Retail Class shares 12b-1 Plan (see “Distribution Plan” below)) of the Large Cap Fund to 0.80% and 1.05% of average daily net assets for the Class I and Retail Class Shares, respectively, the Mid Cap Fund to 0.90% and 1.15% of average daily net assets for Class I and Retail Class, respectively, the Limited Duration Fund to 0.35% for Class N Shares, the Intermediate Municipal Bond Fund to 0.50% and 0.65% for the Class I and Class N Shares, respectively, and the Income Fund to 0.50% and 0.70% for the Class I and Class N Shares, respectively, through March 1, 2023 (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated with approval of the Board.

II.	Effective immediately, the first paragraph on p.58 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Pursuant to the SEG Sub-Advisory Agreement, the Investment Adviser pays a sub-advisory fee to Select Equity Group, the sub-adviser to the Partner Fund - International Equity, out of its own assets at the rate of 0.60% of the average daily net assets managed by Select Equity Group less than or equal to $3 billion and 0.55% of the average daily net assets managed by the Sub-adviser greater than $3 billion (based on the combined average daily net assets of the Fund and such other funds or accounts managed by the Sub-adviser, as the Investment Adviser and the Sub-adviser may agree from time to time). Pursuant to the Bares Sub-Advisory Agreement, the Investment Adviser pays a sub-advisory fee to Bares, the sub-adviser to the Partner Fund – Small Cap Equity, out of its own assets at the rate of 0.85% of the average daily net assets of the Fund less than or equal to $3 billion and 0.80% of the average daily net assets of the Fund greater than $3 billion. The Funds are not responsible for paying any portion of the sub-advisory fee to the Sub-advisers. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Funds. Each Sub-adviser shall calculate its sub-advisory fee, which shall be accrued daily and payable by the Investment Adviser monthly within 10 business days following receipt of an invoice from the Sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.